Business Combination (Details) $ / shares in Units, $ in Thousands	Jun. 12, 2019 USD ($) shares $ / shares
Share consideration calculation:
Company's market price per share | $ / shares	$ 0.05137
Number of shares to be issued | shares	69,461,737
Share consideration	$ 3,568
Cash consideration	5,820
Contingent consideration	2,008
Total purchase price	$ 11,396